                                                                   Exhibit 10.45


      THIS NOTE, AND THE INDEBTEDNESS EVIDENCED HEREBY, IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT IN THE MANNER AND TO THE EXTENT SET FORTH IN THE INTERCREDITOR SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF JUNE 7, 1996 BY THE MAKER AND PAYEE OF THIS NOTE IN FAVOR OF CORESTATES BANK, N.A. TO ALL SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT) AT ANY TIME OWED BY THE MAKER OF THIS NOTE, AND THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE SUBORDINATION AGREEMENT, AND THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE SUBORDINATION AGREEMENT.

                  AMENDED AND RESTATED CONVERTIBLE DEMAND NOTE

                                                      Philadelphia, Pennsylvania
$343,000                                              Dated as of: May 9, 1995

      FOR VALUE RECEIVED, DIPLOMAT AMBASSADOR, INC., a Pennsylvania corporation ("Maker"), promises to pay to the order of BARRY BUDILOV ("Payee"), an individual residing at 716 Germantown Pike, Lafayette Hill, Pennsylvania, the principal sum of Three Hundred Forty Three Thousand Dollars ($343,000) lawful money of the United States of America, together with interest from the date of this Note, at the rate and on the terms set forth below, as follows:

      1. The principal, interest and all other sums under this Note shall be payable on March 31, 2000, at the office of the Maker or at such other place or payee, from time to time may designate in writing. Interest shall accrue and be payable quarterly at the rate of eight percent (8%) per annum. If the Company has earnings of $.60 per share for the fiscal year ending
March 31, 1999, the Convertible Notes shall be prepaid at the option of the Holder, commencing on March 31, 1999.

      2. Maker and all endorsers, sureties and guarantors jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be joint and several and unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. Maker and all endorsers, sureties, and guarantors consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of the collateral or any part of it, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties to it without notice to them or affecting their liability under this Note.

      3. If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect and shall be construed liberally in favor of Payee in order to effectuate the provisions of this Note. In no event shall the rate of interest payable under this note exceed the maximum rate of interest permitted to be charged by the applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Maker. That refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Payee may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the sums outstanding shall be refunded in cash by Payee. Any crediting or refund shall not cure or waive any default by Maker under this Note. Maker agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

      4. Payee shall not be deemed, by any act or omission or commission, to have waived any of its rights or remedies under this Note unless the waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event. This Note may not be amended except by written agreement executed by both Maker and payee.

      5.

            5.1. This Note may be converted at the option of the holder of this Note, at any time and from time to time prior to the Maturity Date, in whole, or in part, at the rate of one share of Common Stock for each six dollars of unpaid principal and interest outstanding on this Note (the "Conversion Rate"), subject to such adjustment of the Conversion Rate are set forth in Section 5(e) below. Upon the exercise of the conversion Right under
Section 5.1 all accrued and unpaid interest on the Note with respect to the principal amount converted shall be canceled and the Maker shall have no obligation to pay any such amount on the converted portion of this Note.

            5.2 The Conversion Rate shall be subject to adjustment from time to time as follows:

                  (i) In case the Maker shall pay or make to all holders of
            Common Stock of the Maker a dividend or other distribution on such class of Common Stock in Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying the Conversion Rate by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination (the "Fixed Number of Shares") and the numerator shall be the sum of the Fixed Number of Shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares issuable in respect of scrip certificate issued in lieu of fractions of shares of Common Stock.

                  (ii) In case outstanding shares of Common Stock shall be
            subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective;

                  (iii) In case to Maker shall, by dividend or otherwise,
            distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, any dividend or distribution paid in cash out of funds of the Maker legally available for dividends or distributions under the laws of the state of incorporation of the Maker and any dividend or distribution referred to in paragraph (i) of this Section), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the current market price per share (determined as provided in paragraph (vi) of this Section ) of the Common Stock on the date fixed for such determination less the fair value (as determined by the Board of Directors of the Maker ("Board of Directors"), whose determination shall be conclusive and set forth in a Board resolution, such resolution to be based upon the opinion of an independent investment banker reasonably satisfactory to the holder of this Note, if requested by the holder of Note) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the numerator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately after the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution;

                  (iv) in case the Maker shall issue shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (vi) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such shares, rights or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription of purchase would purchase at such current market price and the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of additional shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (iv), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. For purposes of this paragraph (iv), the granting of the right to purchase shares of Common Stock (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Stock purchase plan providing for the reinvestment of dividends or interest payable on securities of the Maker and/or investment of periodic optional payments at a price per share of not less than 95% of the current market price per share (determined as provided in such plans) of Common Stock (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of shares, rights or warrants by the Maker within the meaning of this paragraph (iv). If any rights or warrants subsequently expire or are canceled prior to exercise thereof, the Conversion Rate shall be readjusted to the Conversion Rate that would have been in effect had such rights or warrants not been issued;

                  (v) The reclassification (excluding any reclassification upon a consolidation or merger) of Common Stock into securities other than Common Stock shall be deemed to involve (a) a distribution of such securities other than the Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (iii) of this Section), and (b) a subdivision or combination, the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (ii) of this Section);

                  (vi) For the purpose of Section 5, the current market price per share of Common Stock on any day shall be deemed to be (a) the average of the last reported sales price of Common Stock on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use for the 30 consecutive trading days immediately preceding the day on which the current market price is to be determined, if so quoted, or (b) if not quoted as described in clause (a), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated for the 30 consecutive trading days immediately preceding the day on which the current market price is to be determined, if so quoted, or (c) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price, or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which Common Stock is listed for the 30 consecutive trading days immediately preceding the day on which the current market price is to be determined, if so quoted. If Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (b) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (c) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the current market price per share on any day shall be such fair market value as shall be determined by a resolution of the Board of Directors, based upon the opinion of an independent investment banker reasonably satisfactory to the holder of this Note, if requested by the holder of this Note;

                  (vii) No fractional shares will be issued upon conversion to the extent of legally available funds. The right to convert this Note terminates on the Maturity Date; and

                  (viii)Notwithstanding anything contained in this Section, no adjustment in the Conversion Rate in respect of this Note shall be required upon the issuance or sale of (a) shares of Common Stock issued or sold under options granted or to be granted (or shares of Common Stock otherwise issuable or salable) pursuant to any present or future stock option plan, stock option agreement, stock purchase plan, employees' savings or profit sharing plan or other incentive or benefit plan providing for the sale or other issuance of Common Stock by the Maker to officers, directors or employees (including former officers, directors or employees) of the Maker or any of its subsidiaries (including any such plan or agreement assumed by the Maker or any subsidiary in connection with the acquisition of a going concern business), and (b) shares of Common Stock for a consideration per share equal to or greater than the current market price per share (determined as provided in paragraph (vi) of this Section) of Common Stock in effect immediately prior to such sale or issuance.

                  5.3 The Maker shall not effect any consolidation, merger, sale, transfer or other disposition of substantially all of the assets of the Maker in which the Maker is not the continuing person (other than (i) a merger with a wholly-owned subsidiary or (ii) a transfer or disposition of assets to one or more wholly-owned subsidiaries of the Maker), unless prior to the consummation thereof the successor or surviving corporation, as the case may be, or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the holder of this Note, at the address appearing in the first paragraph of this Note or at such other address as may be specified to the Maker in writing, all of the obligations under this Note. The successor, surviving or purchasing corporation shall be deemed substituted for the Maker for all purposes of this Note. The provision of this Section governing the substitution of another corporation for the Maker shall similarly apply to successive instances in which the corporation then deemed to be the Maker hereunder shall either sell all or substantially all of its properties and assets to any other corporation, shall consolidate with or merge into any other corporation or shall be the surviving corporation of the merger into it of any other corporation, as a result of which the holders of any of its stock or other securities shall become entitled to the stock or other securities of any corporation other than the corporation at the time deemed to be the Maker hereunder.

                  5.4

                  (i) Upon any adjustment of the Conversion Rate, then, and in each such case, the Maker shall give written notice thereof to the holder of this Note, which notice shall state the Conversion Rate resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of the conversion rights hereunder, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. In addition, whenever the Conversion Rate shall be adjusted as provided in Section 5.2, the Maker shall forthwith file and keep on record at the office of the Secretary of the Maker or at such other place as may be designated by the Maker, a statement, signed by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Conversion Rate that shall be in effect after such adjustment. The Maker shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage, to the holder of this Note at such holder's appearing address in the first paragraph of this Note or at such other address as may be specified to the Maker in writing. Where appropriate, such copy may be given in advance of any such adjustment and may be included as part of a notice otherwise required to be given to the holder of this Note.

                  (ii) In the event the Maker shall propose to take any action of the types described in Section 5.2(i), (ii), (iii) or (iv), or any contemplated redemption of capital stock of the Maker, the Maker shall give notice to the holder of this Note in the manner set forth in Section 5.4(i), which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Rate with respect to this Note, and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of this

            Note. In the case of any such action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  (iii) The Maker shall, within 90 days after the end of each of its fiscal years, and at such other times as the holder of this Note may reasonably request, mail to the holder of this Note, at such holder's address appearing in the first paragraph of this Note or at such other address as may be specified to the Maker in writing, a certificate of the independent public accountants for the Maker specifying the Conversion Rate in effect as of the end of such fiscal year.

                  (e)

                  (i) In order to convert into Common Stock the principal and interest on this Note, the holder shall give written notice thereof to the Maker duly executed by it, indicating its intention to convert the principal hereof into Common Stock (the "Conversion Notice").

                  (ii) Any conversion of this Note shall be deemed to have
            occurred on the date of the Conversion Notice as provided above and the converting holder of this Note shall be treated for all purposes as the record holder of such Common Stock on such date (such date being herein referenced as the "Conversion Date").

                  (iii) As soon as practicable on or after a Conversion Date, the Maker shall issue and deliver to such converting holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

                  (f) The Maker shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purposes of issuance upon conversion of this Note, the full number of shares of Common Stock then deliverable upon the conversion of the full principal amount of this Note then outstanding.

      6. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Each of the parties hereto agree that sole and exclusive jurisdiction over and proper venue to any controversy or claim arising out of or relating to this Note or the breach thereof shall reside in the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania. This Note shall be construed without the aid of any canon, custom or rule of law requiring construction against the draftsman.

      7. Whenever used, the singular number shall include the plural, the plural and singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Payee and Maker. If Maker consists of more than one (1) person, corporation or other entity, the obligations and liabilities of such persons, corporations or other entities under this Note shall be joint and several and the word "Maker" shall mean all or some of any of them.

      IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be executed on the date stated above.

Witness:                                     DIPLOMAT AMBASSADOR, INC.
                                             a Delaware corporation


                                             By:
-----------------------------                   --------------------------------
                                                Kenneth Kitnick